                                                                   EXHIBIT 10.8


                                               MANAGEMENT SUBSCRIPTION AGREEMENT





                  MANAGEMENT SUBSCRIPTION AGREEMENT dated as of January __, 1997, between MSX INTERNATIONAL, INC., a Delaware corporation (the "Company"), and the Purchaser, whose name appears on the signature page hereof (the "Purchaser").

                                    RECITALS

                  WHEREAS, the Company and MascoTech, Inc., a Delaware corporation ("MascoTech"), have entered into that certain Acquisition Agreement dated as of November 12, 1996 (as may be amended, supplemented or modified from time to time, the "Acquisition Agreement"), pursuant to which, among other things, the Company, directly or indirectly through one or more of its Subsidiaries, is acquiring the Business and the APX Continuing Business (each as defined in the Acquisition Agreement) and the interest of MascoTech in and to all the issued and outstanding shares of capital stock of MascoTech Limited, a wholly-owned subsidiary of MascoTech organized under the laws of England.

                  WHEREAS, at the Closing (as hereinafter defined), the Purchaser, the Company and certain other persons will execute and deliver a Stockholders' Agreement dated as of the date hereof (the "Stockholders' Agreement") and a Registration Rights Agreement dated as of the date hereof (the "Registration Rights Agreement"; and together with this Agreement and the Stockholders' Agreement, the "Operative Agreements"); and

                  WHEREAS, in connection with the transactions contemplated by the Acquisition Agreement, the Purchaser desires to purchase from the Company, and the Company desires to sell to the Purchaser, the following securities:

  (i) 1,500 shares in the aggregate of the Company's Class A Common stock, par value $.01 per share (the "Class A Common Stock"), to be divided equally among the four series thereof.

                  NOW, THEREFORE, in consideration of the agreements, representations and warranties contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                  1.   Purchase and Sale of the Securities.

                       (a) Purchase and Sale. On the terms and subject to the conditions set forth in this Agreement, at the Closing the Purchaser, in reliance upon the representations, warranties and agreements of the Company contained herein, hereby subscribes for and agrees to purchase from the Company, and the Company, in reliance on the representations, warranties and agreements of the Purchaser contained herein, hereby agrees to sell to the Purchaser, the Securities.

                                              MANAGEMENT SUBSCRIPTION AGREEMENT


                       (b) Purchase Price. The purchase price to be paid by the Purchaser for the Securities being purchased by the Purchaser pursuant to
Section 1(a) shall be $60,000.00 such price to be allocated as follows: $40.00 per share for each share of Class A Common Stock. The total purchase price for the Securities purchased by the Purchaser hereunder shall be referred to as the "Purchase Price".

                  2.   The Closing.

                       (a) Closing. The closing of the purchase and sale of the Securities (the "Closing") will take place at the same time and place, and concurrently with, the closing under the Acquisition Agreement, or at such other date and time as the parties hereto mutually agree. The date on which the Closing occurs is referred to herein as the "Closing Date".

                       (b) Deliveries by the Company. At the Closing, the Company shall deliver to the Purchaser stock certificates, registered in the name of the Purchaser, representing the Securities being acquired by the Purchaser.

                       (c) Deliveries by the Purchasers. At the Closing, the Purchaser will (i) execute and deliver to the Company the Operative Agreements;
(ii) deliver an executed Consent of Spouse in the form attached hereto, if applicable, and execute and deliver the 83(b) Election Form (as defined in Section 9), if applicable; (iii) deliver immediately available funds in an amount equal to the Purchase Price; and (iv) if requested by the Company, pay all withholding taxes due in respect of the issuance of the Securities.

                  3. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser as follows:

                       (a) Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has full corporate power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

                       (b) Authority. The execution and delivery of this Agreement by the Company, and the performance by the Company of its obligations hereunder, have been duly authorized by all necessary corporate action by the Company. This Agreement has been duly and validly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

                       (c) Securities. The Securities, when issued and delivered to the Purchaser pursuant to this Agreement, will be duly and validly issued, fully paid and nonassessable.

                                              MANAGEMENT SUBSCRIPTION AGREEMENT

                  4. Representations and Warranties of the Purchaser. The Purchaser represents and warrants to the Company as follows:

                       (a) Authority. The Purchaser has the requisite power,

authority and capacity to execute and deliver the Operative Agreements, to perform his or her obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. Each of the Operative Agreements has been duly and validly executed and delivered by the Purchaser and constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms.

                       (b) No Violation, Etc. The execution and delivery by the Purchaser of each of the Operative Agreements does not, and the performance by the Purchaser of his or her obligations under the Operative Agreements and the consummation of the transactions contemplated hereby and thereby will not, (i) conflict with, result in any violation of or default under, or result in any person having the right to terminate or modify, any note, bond, mortgage, license, lease, contract, commitment, agreement or arrangement to which the Purchaser is a party or by which any of his or her properties or assets are bound or (ii) conflict with, contravene, or result in any violation of any material judgment, order or decree, or statute, law, ordinance, rule or regulation, in each case applicable to the Purchaser or to any of the property or assets of the Purchaser. No consent, approval, license, permit, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required to be obtained or made by the Purchaser in connection with the execution and delivery of any or all of the Operative Agreements or the consummation of the transactions contemplated hereby or thereby. No commission, fee or other remuneration is to be paid or given, directly or indirectly, to any Person for soliciting the Purchaser to acquire the Securities.

                       (c) Investment Intention; No Resales. The Purchaser is acquiring the Securities being purchased by him or her hereunder for the purpose of investment and not with a view to, or for resale in connection with, the distribution thereof, and not with any present intention of distributing such Securities. The Securities were offered and sold to the undersigned directly and not by any form of general solicitation or general advertising. The Purchaser acknowledges that any direct or indirect offer, transfer, sale, assignment, pledge, hypothecation or other disposition of any Securities shall be subject to the provisions of the Stockholders' Agreement.

                       (d) Securities Unregistered. The Purchaser has been advised that (i) the offer and sale of the Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"); (ii) the Securities being purchased by the Purchaser hereunder must be held indefinitely, and the Purchaser must continue to bear the economic risk of his or her investment in such Securities, until and unless the offer and sale of such Securities is subsequently registered under the Securities Act and all applicable state securities laws or an exemption from such registration is available; (iii) there is no established market for the Securities and it is not anticipated that there will be any such market for the Securities in the foreseeable future; (iv) Rule 144 promulgated under the Securities Act ("Rule 144") is not currently available with respect to the sale of any Securities, and the Company has made no covenant to make such Rule available; (v) if and when the Securities being purchased by the

                                               MANAGEMENT SUBSCRIPTION AGREEMENT

Purchaser hereunder may be disposed of without registration in reliance on Rule 144, such disposition can be made only in limited amounts in accordance with the terms and conditions of such Rule; (vi) if Rule 144 is not available, any public offer or sale without registration will require the exemption under the Securities Act; (vii) restrictive legends will be placed on the certificates representing the Securities; and (viii) a notation will be made in the appropriate records of the Company indicating that the Securities are subject to restrictions on transfer and, if the Company should at some time in the future engage the services of a securities transfer agent, appropriate stop-transfer instructions will be issued to such transfer agent with respect to the Securities.

                       (e) Additional Investment Representations. (i) The Purchaser's financial situation is such that the Purchaser can afford to bear the economic risk of holding the Securities being acquired by the Purchaser hereunder for an indefinite period of time and that the Purchaser has adequate means for providing for the Purchaser's current needs and personal contingencies, and can afford to suffer the complete loss of his or her investment in such Securities; (ii) the Purchaser's knowledge and experience in financial and business matters are such that the Purchaser is capable of evaluating the merits and risks of the Purchaser's investment in such Securities, or the Purchaser has been advised by a representative possessing such knowledge and experience; (iii) the Purchaser understands that such Securities constitute a speculative investment which involves a high degree of risk of loss of the Purchaser's investment therein, that there are substantial restrictions on the transferability of such Securities, and that, on the Closing Date and for an indefinite period following the Closing, there will be no public market for the Securities and that, accordingly, it may not be possible to liquidate the Purchaser's investment in the Company in case of emergency, if at all; (iv) the Purchaser and the Purchaser's representatives, including the Purchaser's professional, financial, tax and other advisors, if any, have carefully considered the proposed investment by the Purchaser in the Securities, and the Purchaser understands and has taken cognizance of (or has been advised by the Purchaser's representatives as to) the risk factors related to the acquisition of such Securities, and no representations or warranties have been made to the Purchaser or his or her representatives concerning the Securities, the Company or the Company's business, operations, financial condition or prospects or other matters except as set forth herein; (v) in making his or her decision to acquire the Securities being acquired by him or her hereunder, to the extent believed by the Purchaser to be appropriate, the Purchaser has sought the advice of the Purchaser's representatives, including the Purchaser's professional, financial, tax and other advisors, if any; (vi) the Purchaser and the Purchaser's representatives have been given the opportunity to examine all documents and to ask questions of, and to receive answers from the Company and its representatives concerning the terms and conditions of the acquisition of the Securities being acquired by the Purchaser hereunder and to obtain any additional information which the Purchaser or the Purchaser's representatives deem necessary; (vii) the Purchaser and his or her representatives, if any, are familiar with the business, operations and finances of the Company as they will be in effect following the Closing; (viii) the Purchaser is aware of and familiar with the restrictions imposed on the transfer by the Purchaser of any such Securities, including without limitation the restrictions contained in the Stockholders' Agreement; (ix) the Purchaser is aware that, except in certain very limited circumstances as expressly provided in the Registration Rights Agreement, the Purchaser will have no right to require registration of any such Securities and must bear the economic risk of his or her investment therein; and (x) the Purchaser acknowledges that the Company is entering into this

                                               MANAGEMENT SUBSCRIPTION AGREEMENT

Agreement and the other Operative Agreements in reliance upon the Purchaser's representations and warranties in this Agreement, including without limitation those set forth in this Section 4.

                  5. Conditions to the Purchaser's Obligations. The obligations of the Purchaser to purchase the Securities to be purchased by the Purchaser hereunder is subject to the representations and warranties of the Company contained in Section 3 hereof being true and correct in all material respects as of the Closing Date as though made as of the Closing Date.

                  6. Conditions to the Company's Obligations. The obligation of the Company to sell the Securities is subject to (i) the consummation of the transactions contemplated by the Acquisition Agreement, (ii) the receipt by the Company of the Purchase Price and all applicable documents specified in Section 2(c), (iii) the execution and delivery of the Operative Documents by the Purchaser and the delivery of a Consent of Spouse, if applicable, and (iv) the representations and warranties of the Purchaser contained in Section 4 hereof being true and correct in all respects as of the Closing Date as though made as of the Closing Date.

                  7.   Confidential Information.

                       (a) The Purchaser acknowledges that the information, observations and data obtained by him or her while employed by any company or other entity comprising the Business, the APX Continuing Business, MascoTech Limited, the Company or any of their subsidiaries or Affiliates (as defined in the Stockholders' Agreement) concerning the business or affairs of the Company or any subsidiary (collectively, "Confidential Information") are the property of the Company or such subsidiary. Therefore, the Purchaser agrees that he or she shall not disclose to any unauthorized person or use for his or her own account any Confidential Information without the prior written consent of the Board of Directors of the Company, acting by the Institutional Affirmative Board Vote and the MascoTech Affirmative Board Vote (each as defined in the Stockholders' Agreement), unless and to the extent that the aforementioned matters become generally known to and available for use by the public other than as a result of the Purchaser's acts or omissions to act. The Purchaser shall deliver to the Company at the termination of the Purchaser's employment, or at any other time the Company may request, all memoranda, notes, plans, records, reports, computer tapes and software and other documents and data (and copies thereof) relating to the Confidential Information and the business of the Company or any subsidiary which he or she may then possess or have under his or her control.

                       (b) The covenants set forth in this Section 7 supplement (and are in addition to) any covenants made in any other agreement between the parties hereto, or between the Purchaser and any of the Company's direct or indirect subsidiaries, concerning the matters set forth in this
Section 7, and do not limit such other agreements in any way.

                  8.   Non-compete, Non-solicitation.

                       (a) The Purchaser acknowledges that in the course of his or her employment with any company or other entity comprising the Business, the APX Continuing Business, MascoTech Limited, the Company or any of their subsidiaries or Affiliates (as defined in the Stockholders'

                                               MANAGEMENT SUBSCRIPTION AGREEMENT

Agreement) he or she has become familiar, and in the course of his or her employment with the Company and its subsidiaries he or she will become familiar, with the Company's and its subsidiaries' trade secrets and with other Confidential Information and that his or her services have been and will be of special, unique and extraordinary value to the Company and its subsidiaries. Therefore, the Purchaser agrees that, during the time he or she is employed by the Company or its subsidiaries and thereafter until the later of (i) December 31, 1998 or (ii) the date which is one year after the effective date of the termination of such employment (the "Noncompete Period"), he or she shall not directly or indirectly own, manage, control, participate in, consult with, render services for, or in any manner engage in any business (including by himself or herself or through any other entity) competing with the businesses of the Company or its subsidiaries as such businesses exist or are in process on the date of the ter mination of the Purchaser's employment, within any geographical area in which the Company or its subsidiaries engage or plan to engage in such businesses; provided, however, that if the Purchaser's termination of employment by the Company or its subsidiaries (as the case may be) was initiated by the Company or any such subsidiary and was not for "cause" (as defined in the Stockholders' Agreement), then the Noncompete Period shall end on the effective date of such termination, except that at the election of the Company, made by notice to the Purchaser at or before such effective date, the Noncompete Period shall continue after such effective date for a period of consecutive months (which shall be no longer than the period applicable with respect to a for "cause" termination) as may be elected by the Company in such notice, so long as the Company pays the Purchaser (in addition to severance payments otherwise provided or required, if any) an amount equal to 25% of the Purchaser's monthly salary on a month-by-month basis in arrears through the end of such Noncompete Period. Nothing herein shall prohibit the Purchaser from being a passive owner of not more than 2% of the outstanding stock of a corporation which is publicly traded, so long as the Purchaser has no active participation in the business of such corporation.

                       (b) During the Noncompete Period, the Purchaser shall not directly or indirectly through another entity (i) induce or attempt to induce any employee of the Company or any subsidiary to leave the employ of the Company or such subsidiary, or in any way interfere with the relationship between the Company or any subsidiary and any employee thereof, (ii) hire any person who was an employee of the Company or any subsidiary at any time during the Purchaser's employment period, or (iii) induce or attempt to induce any customer, supplier, licensee or other business relation of the Company or any subsidiary to cease doing business with the Company or such subsidiary, or in any way interfere with the relationship between any such customer, supplier, licensee or business relation and the Company or any subsidiary.

                       (c) If, at the time of enforcement of this Section 8, a court shall hold that the duration, scope or area restrictions stated herein are unreasonable under circumstances then existing, the parties agree that the maximum duration, scope or area reasonable under such circumstances shall be substituted for the stated duration, scope or area and that the court shall be allowed to revise the restrictions contained herein to cover the maximum period, scope and area permitted by law.

                       (d) The covenants set forth in this Section 8 supplement (and are in addition to) any covenants made in any other agreement between the parties hereto, or between the Purchaser

                                               MANAGEMENT SUBSCRIPTION AGREEMENT

and any of the Company's direct or indirect subsidiaries, concerning the matters set forth in this Section 8, and do not limit such other agreements in any way.

                  9. Section 83(b) Election. If the Purchaser is a United States citizen, a permanent resident of the United States or a person who is required to file a United States federal income tax return, within thirty (30) days after the Closing Date he or she will make an effective election under
Section 83(b) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder by executing and filing an 83(b) Election Form in the form set forth on Exhibit A hereto (the "83(b) Election Form") with the Internal Revenue Service and delivering a copy to the Secretary of the Company. In such event, the Purchaser agrees to file a copy of such election with the Purchaser's 1997 Federal income tax return.


                  10.  Miscellaneous.

                       (a) For Michigan Residents. If the Purchaser is a resident of the State of Michigan, the Purchaser acknowledges and agrees that the Securities will not be sold unless registered under the Michigan Uniform Securities Act or an exemption from such registration is available.

                       (b) Binding Effect. The representations and warranties of each party to this Agreement shall be binding upon, and any action for a breach thereof may be brought against, such party and his or her or its respective heirs, successors and assigns.

                       (c) Severability. The invalidity, illegality or unenforceability of one or more of the provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

                       (d) Amendment. This Agreement may be amended, modified or supple mented only by a written instrument executed by the party against whom enforcement of such provision is sought.

                       (e) Entire Agreement. Except as otherwise provided by
Section 7(b) and Section 8(d) hereof, and except as provided in the Operative Agreements, this Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof and contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof (other than as may be agreed by the Purchaser and the Company in any written agreement entered into after the date hereof).

                       (f) No Third Party Beneficiaries. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors and assigns,

                                              MANAGEMENT SUBSCRIPTION AGREEMENT

and it is not the intention of the parties to confer, and no provision hereof shall confer, third-party beneficiary rights upon any other person.

                       (g) Headings. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

                       (h) Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of New York.

                       (i) Remedies. In the event of a breach by any party to this Agreement of its obligations under this Agreement, any party injured by such breach, in addition to being entitled to exercise all rights granted by law, including recovery of damages and costs (including reasonable attorneys' fees), will be entitled to specific performance of its rights under this Agreement. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, including monetary damages, for breach of any such provision will be inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived. Such equitable remedies and all other remedies are cumulative and not exclusive and shall be in addition to any remedies which any party may have under this Agreement or otherwise.

                       (j) Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

                       (k) Service of Process. THE PURCHASER IRREVOCABLY CON SENTS TO THE SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE PARTY AT THE ADDRESS SPECIFIED IN THE STOCK RECORDS OF THE COMPANY, SUCH SERVICE TO BECOME EFFECTIVE FIFTEEN (15) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF ANY PARTY HERETO TO SERVE ANY SUCH LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW OR TO OBTAIN JURISDICTION OVER OR TO BRING ACTIONS, SUITS OR PROCEEDINGS AGAINST ANY OF THE OTHER PARTIES HERETO IN SUCH OTHER JURISDICTIONS, AND IN SUCH MANNER, AS MAY BE PERMITTED BY ANY APPLICABLE LAW.

                       (l) Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. EACH OF THE PARTIES HERETO ALSO WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF SUCH PARTY. THE

                                               MANAGEMENT SUBSCRIPTION AGREEMENT

SCOPE OF THIS WAIVER IS INTENDED TO BE ALL- ENCOMPASSING OF ANY
AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, IN CLUDING WITHOUT LIMITATION CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH OF THE PARTIES HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

                       (m) Survival. The representations and warranties of the parties hereto shall survive the Closing.



                           [SIGNATURE PAGE TO FOLLOW]

                                               MANAGEMENT SUBSCRIPTION AGREEMENT


                  IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by each of the Purchaser and by a duly authorized officer of the Company as of the date and year first above written.

                                                MSX INTERNATIONAL, INC.


                                                 By:____________________________
                                                     Name:  Frederick K. Minturn
                                                     Title:    President



                                                _______________________________
                                                Frederick K. Minturn

[Signature Page to Minturn Subscription Agreement]

                                               MANAGEMENT SUBSCRIPTION AGREEMENT


                                CONSENT OF SPOUSE


                  The undersigned spouse of the Purchaser named in the attached Agreement has read and understands the terms of the Agreement, and the Stockholders' Agreement of even date herewith among the Company and the Stockholders (the "Stockholders' Agreement") and has had an opportunity to discuss such agreements with individuals of his or her choice. The undersigned understands that even if the securities referred to in the Agreement are considered to be a part of the "marital property" belonging to him or her and the Purchaser, the Agreement and the Stockholders' Agreement restrict the transfer or distribution of those securities to anyone other than the Purchaser, a "Permitted Transferee", the company which issued the securities and certain other persons. The undersigned agrees to these restrictions and waives any rights (other than to the economic value of such securities) he or she might otherwise have in those shares as specifically identifiable property.


                                                        _______________________
                                                         (Signature)


                                                        ______________________
                                                         (Print Name)



Date:_________________

                                                                    EXHIBIT A

                                                             __________, 1997

                    ELECTION TO INCLUDE THE FAIR MARKET VALUE
                     OF TRANSFERRED PROPERTY IN GROSS INCOME
                        PURSUANT TO SECTION 83(b) OF THE
                              INTERNAL REVENUE CODE


                           The undersigned (the "Taxpayer") purchased shares of
Class A Common Stock, par value $.01 per share (the "Securities"), of MSX INTERNATIONAL, INC., a Delaware corporation (the "Company"), on January __, 1997. Such shares vest in equal annual installments over a five-year period of continuous employment. In addition, under certain circumstances, the Company or certain Stockholders of the Company have the right to repurchase certain of the Securities from the Taxpayer (or from the holder of the Securities, if different from the undersigned) should the Taxpayer cease to be employed by the Company or any of its direct or indirect subsidiaries, and in certain other circumstances. Hence, certain of the Securities are or may be subject to a substantial risk of forfeiture. The Taxpayer desires to make the election permitted by Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"), to have the excess, if any, of the fair market value of the Securities over his or her cost taxed to him or her in the year he or she purchased the Securities.

                           Therefore, pursuant to Code ss.83(b) and Treasury
Regulation ss.1.83-2 promulgated thereunder, the Taxpayer hereby makes an election, with respect to all of the Securities, to report as taxable income for calendar year 1997 the excess of the Securities' fair market value on __________, 1997 over the price thereof.

                           The following information is supplied in accordance
with Treasury Regulation Section 1.83-2(e):


1.        The name, address and social security number of the Taxpayer:

                            Name:                 ___________________________

                            Address:              ___________________________

                                                  ___________________________

                            SSN:                  ___________________________




                 2. The address of the Internal Revenue Service District Office where Taxpayer files his or her tax return:

                                    ____________________________

                                    ____________________________

                                    ____________________________


               3. A description of the property with respect to which the election is being made: ______ shares of Class A Common Stock.

               4. The date on which the property was transferred: January __, 1997, which is the date as of which the Company and the Taxpayer entered into the Management Subscription Agreement (the "Agreement"). The taxable year for which such election is made is calendar year 1997.

               5. The restrictions to which the property is subject:

               Pursuant to the terms of the Agreement, and that certain Stockholders' Agreement dated as of January__, 1997, among the Company and the other parties named therein (as such agreement may be amended from time to time, the "Stockholders' Agreement"), and subject in various instances to determinations by the Company, the Securities vest in equal annual installments over a five-year period of continuous employment. The Securities are subject to repurchase by the Company (or if the Company fails to act, certain Stockholders of the Company) in the event that the Taxpayer ceases to be employed by, or ceases to be a director of, the Company for any reason, (i) with respect to each vested share of Common Stock, at fair market value at the date of such termination of employment unless such termination was for cause, (ii) with respect to each unvested share of Common Stock, and each vested share of Common Stock (if the termination was for cause), the lower of (x) the fair market value at the date of such termination or (y) the Taxpayer's original cost of such Securities, or (iii) with respect to each share of Preferred Stock, the stated value thereof plus accrued and unpaid dividends thereon as of the date of such termination. The Securities are not transferable in the hands of the Purchaser by virtue of the Stockholders' Agreement and the legend, which appears in the face of the stock certificate representing the Securities.

               6. The fair market value on January __, 1997, the time of transfer of the property with respect to which the election is being made (determined without regard to any restriction other than a restriction which by its terms will never lapse), is $40.00 per share of Class A Common Stock.

               7. The amount paid for such property: The Taxpayer paid in cash or by issuance of a note an amount equal to $40.00 for each share of Class A Common Stock.

               8. The Taxpayer has furnished a copy of this Statement to the Secretary of the Company, as the person for whom the services relating to the Shares are performed.


Dated:  ____________, 1997                                _____________________
                                                          Name: